UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2024

Blackstone Private Equity Strategies Fund L.P.

(Exact name of Registrant as specified in its charter)

Delaware	000-56446	No. 88-1872156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 583-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On June 1, 2024, Blackstone Private Equity Strategies Fund L.P. (the “Fund”) sold unregistered limited partnership units (the “Units”) for aggregate consideration of approximately $252.6 million.1 The following table details the Units sold by the Fund:

Class	Number of Units Sold(2)	Consideration
Class I	5,442,315	$140,895,705
Class S	4,304,385	$111,060,021
Class D	23,196	$600,000

(1)

The Fund invests alongside other Blackstone-managed vehicles with substantially similar investment objectives and strategies that, together with the Fund, collectively form the BXPE Fund Program. On June 1, 2024, the BXPE Fund Program (inclusive of the Fund) issued interests for aggregate consideration of approximately $569.8 million.

(2)

The number of Units sold by the Fund was finalized on June 27, 2024, following the calculation of the Fund’s transactional net asset value (“Transactional NAV”) as of May 31, 2024. See Item 7.01 below for more information on the Fund’s Transactional NAV.

The offer and sale of the Units were made as part of the Fund’s continuous private offering and were exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and Regulation D thereunder. Units were sold to third-party investors, including through Blackstone Private Equity Strategies Fund (TE) L.P., a Delaware limited partnership for certain investors with particular tax characteristics, such as tax-exempt investors and non-U.S. investors. The following table details the total Units sold as part of the Fund’s continuous private offering as of the date of this filing, reflective of transfers between unit classes.

Class	Number of Units Sold	Total Consideration
Class I	63,954,404	$1,615,867,121
Class S	48,916,722	1,234,995,612
Class D	1,874,867	47,100,000

Total	114,745,993	$2,897,962,733

As of the date of this filing, the BXPE Fund Program has issued interests for total consideration of approximately $4.3 billion since inception.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2024, the General Partner and the Fund’s board of directors (the “Board”) appointed Susan Roth Katzke to the Board as an independent director. The Board also appointed Ms. Katzke to the Audit Committee. Ms. Katzke’s appointment brings the total number of directors to seven, four of whom are independent of the Fund and Blackstone Inc. under the Fund’s standard of independence.

Ms. Katzke, 60, previously worked from June 2014 until December 2023 as a Managing Director of Credit Suisse, where she was responsible for equity research coverage of the U.S. large cap banks and leadership of the bank research team globally. Ms Katzke received numerous honors for equity research coverage during her 30+ year Wall Street career and she continues to be a frequent presenter and advisor to senior management teams, corporate boards and financial services industry groups. Ms. Katzke also serves on the board of trustees of The Masters School, has served on various non-profit boards, and has served as a career coach for Harvard Business School M.B.A. candidates. In 2012, Ms. Katzke was appointed by the U.S. Department of the Treasury to serve on the board of directors of Intervest Bancshares Corporation, a role she held until the bank’s sale to Bank of the Ozarks, in 2015. Ms. Katzke received a B.S. in Economics, with honors, from The Wharton School of the University of Pennsylvania and an M.B.A. from Harvard Business School. Ms. Katzke is a valuable member of the Fund’s Board because of her extensive experience in the financial services industry, including banking, public equity markets and corporate transactions.

Ms. Katzke has not been appointed to serve as a director pursuant to any arrangement or understanding with the Fund or any other person and there are no transactions in which Ms. Katzke has an interest requiring disclosure under Item 404(a) of Regulation S-K. Ms. Katzke will receive the standard compensation paid by the Fund to its independent directors, which currently consists of $100,000 per year (prorated for any partial year), with 75% of the total compensation payable in restricted Units of the Fund that vest one year from the date of grant and the remaining 25% of the total compensation payable in cash, subject to election by Ms. Katzke to receive all compensation in restricted Units.

Item 7.01	Regulation FD Disclosure.

Transactional Net Asset Value

The Transactional NAV per Unit for each class of the Fund as of May 31, 2024 is as follows:

Class	Transactional NAV as of May 31, 2024
Class I	$25.89
Class S	$25.80
Class D	$25.87

The Fund calculates Transactional NAV for purposes of establishing the price at which transactions in the Fund’s Units are made. A description of the Fund’s valuation process was included under “Part I, Item 5. Market for Registrant’s Common Equity, Related Unitholder Matters and Issuer Purchases of Equity Securities—Calculation of Net Asset Value” of the Fund’s Annual Report on Form 10-K filed on March 15, 2024. Transactional NAV is based on the month-end values of the Fund’s investments and other assets and the deduction of any liabilities, including certain fees and expenses, in all cases as determined in accordance with the Fund’s valuation policy that has been approved by the Fund’s board of directors. Organization and offering expenses advanced on the Fund’s behalf by the Fund’s investment manager are recognized as a reduction to Transactional NAV ratably over 60 months beginning on January 1, 2025, and unitholder servicing fees, as applicable, are recognized as a reduction to Transactional NAV on a monthly basis as such fees are accrued. Transactional NAV per Unit may differ from the Fund’s net asset value as determined in accordance with accounting principles generally accepted in the United States of America.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P.

Date: June 28, 2024	By:	/s/ Christopher Striano
	Name:	Christopher Striano
	Title:	Chief Financial Officer

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